UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Habit Restaurants, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE HABIT RESTAURANTS, INC.

17320 Red Hill Ave.

Suite 140

Irvine, California 92614

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS TO

BE HELD ON WEDNESDAY, MARCH 18, 2020

The following notice (the “Notice”) relates to the Definitive Proxy Statement (the “Proxy Statement”) of The Habit Restaurants, Inc. (the “Company”), dated February 19, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held on Wednesday, March 18, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about March 18, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The Habit Restaurants, Inc. Confirms Its Special Meeting of Stockholders for March 18, 2020 Will Occur As Scheduled Today

To the Stockholders of THE HABIT RESTAURANTS, INC.:

The previously announced Special Meeting of Stockholders to approve its proposed merger with Yum! Brands, Inc. will occur as scheduled, at 9:00 a.m. PST on March 18, 2020 at the Atrium Hotel at 18700 MacArthur Blvd, Irvine, CA 92612. Due to the emerging public health impact of the coronavirus (COVID-19) outbreak, and an order from the Health Officer of Orange County, CA banning all gatherings of persons, subject to certain exceptions, and to support the health and well-being of stockholders, NOTICE IS HEREBY GIVEN that the Company is making a provision to allow stockholders who attend or intend to attend the Special Meeting to participate telephonically.

The Company has received proxies supporting its proposed merger with Yum! Brands, Inc. representing more than 71% of its outstanding common stock, which is well in excess of the required amount to approve the transaction.

For those who intend to attend the meeting, the Company will provide you when you arrive the following number to call to participate in the meeting:

Toll Free: (877) 425-9470

Toll/International: (201) 389-0878

Conference ID: 13700677

If you plan to vote in person at the Special Meeting, you will need to present proof of ownership of shares of common stock, such as a bank or brokerage account statement, and a form of personal identification. If you wish to vote in person, the Inspector of Election from American Stock Transfer and Trust Company will make available a ballot for you at the Atrium Hotel 18700 MacArthur Blvd., Irvine, CA 92612. Upon completing the ballot, you must return the ballot to the Inspector of Election from American Stock Transfer and Trust Company, at 18700 MacArthur Blvd., Irvine, CA 92612. If you hold your shares in “street name,” you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.

If you attend the Special Meeting and vote in person by ballot, your vote will revoke any proxy previously submitted.

The proxy statement and additional materials are available on our Investors website at:

http://ir.habitburger.com/financial-information/sec-filings

By Order of the Board of Directors,

Russell W. Bendel

Chief Executive Officer and President

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. In some cases, words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions may identify such forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are based on current expectations, estimates, assumptions, or projections concerning future results or events, including, without limitation, the projected closing date for the transaction, the anticipated benefits of the transaction, and the future earnings and performance of Parent or any of its businesses. Forward-looking statements are neither predictions nor guarantees of future events, circumstances, or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those indicated by those statements. We cannot assure you that any of the expectations, estimates, or projections expressed herein will be achieved. Numerous factors related to the transaction could cause actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of the Company; the timing to consummate the proposed transaction; the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement between the parties; the effect of the pendency of the proposed transaction on Parent and the Company’s business relationships, operating results and business generally; the risk that the proposed transaction may disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the ability to achieve the synergies and value creation contemplated; Parent’s ability to promptly and effectively integrate the Company’s businesses; the risk that revenues following the transaction may be lower than expected; the risk that operating costs and business disruption (including, without limitation, difficulties in maintaining relationships with employees and suppliers) may be greater than expected; the assumption of unexpected risks and liabilities; the outcome of any legal proceedings that have been or may be instituted related to the proposed transaction; the diversion of and attention of management of both Parent and the Company on transaction-related issues; the success of Parent’s refranchising strategy; and the other factors discussed in “Risk Factors” in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018 and subsequent filings with the SEC made by both Parent and the Company, which are available at http://www.sec.gov. Parent and the Company assume no obligation to update the information in the communication, except as otherwise required by law. Accordingly, you should not place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed with the SEC a Definitive Proxy Statement on Schedule 14A on February 19, 2020 and began mailing the Definitive Proxy Statement and proxy card on or around February 19, 2020. The proxy statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Company stockholders for their consideration.

Stockholders and security holders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed Merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by contacting the Company’s Investor Relations at HabitIR@habitburger.com or (949) 943-8692, or by going to the Company’s Investor Relations page on its website at http://ir.habitburger.com/investor-overview.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018, which was filed with the SEC on March 1, 2019, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2019, and the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on February 19, 2020 in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of these documents may be obtained as described in the preceding paragraph.